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                 INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC,
                                DIRECTORS AND OFFICERS
                                     MAY 8, 1998



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                              SOC. SEC. NO./
DIRECTORS                     DATE OF BIRTH         RESIDENCE ADDRESS                BUSINESS ADDRESS
---------                     -------------         -----------------                ----------------
Lamar C. Smith                ###-##-####           5111 Turtle Creek Court          4100 So. Hulen, P.O. Box 2387
                              06-21-47              Fort Worth TX 76116              Fort Worth TX 76113

James N. Lanier               ###-##-####           3500 Bellaire Park Court         4100 So. Hulen, P.O. Box 2387
                              07-02-39              Fort Worth TX 76109              Fort Worth TX 76113

Howard M. Crump               ###-##-####           3458 Bellwood Court              4100 So. Hulen, P.O. Box 2387
                              09-02-46              Fort Worth TX 76109              Fort Worth TX 76113

Jerry D. Gray                 ###-##-####           5705 Cameron Hall Place          3525 Habersham at Northlake
                              06-15-48              Atlanta GA 30328                 Tucker GA 30084

James J. Ellis                ###-##-####           4501 Glenwick Lane               Regency Plaza, LB 72
                              12-01-33              Dallas TX 75205                  3710 Rawlins, Suite 1010
                                                                                     Dallas TX 75219-4239

David P. Thoreson             ###-##-####           2016 Empire Mine Circle          11211 Gold Country Blvd., #108
                              12-07-31              Gold River CA 95670              Gold River CA 95670

Robert F. Watson              ###-##-####           4301 Kirkland Drive              4100 So. Hulen, P.O. Box 2387
                              01-09-36              Fort Worth TX 76109              Fort Worth TX 76113

Hal N. Craig                  ###-##-####           4429 Dunwick Lane                4100 So. Hulen, P.O. Box 2387
                              03-16-37              Fort Worth TX 76109              Fort Worth TX 76113

Donaldson D. Frizzell         ###-##-####           6920 Tumbling Trail              4100 So. Hulen, P.O. Box 2387
                              07-07-32              Fort Worth TX 76116              Fort Worth TX 76113

Carroll H. Payne II           ###-##-####           6245 Locke Avenue                4100 So. Hulen, P.O. Box 2387
                              12-18-54              Fort Worth TX 76116              Fort Worth TX 76113

Naomi K. Payne                ###-##-####           11 Marion Terrace                4100 So. Hulen, P.O. Box 2387
                              01-27-58              Brookline MA 02146               Fort Worth TX 76113

Logan Dickinson               ###-##-####           4501 Briarhaven Road             314 Main Street, Suite 202
                              09-22-54              Fort Worth TX 76109              Fort Worth TX 76102

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ADVISORY MEMBERS:
----------------
Robert W. Blucke                                    21 Howland Lane
                                                    Hingham MA 02043

Arnold L. Punaro              ###-##-####           1730 Baldwin Drive               1710 Goodridge Dr., Mail Stop 1-14-1
                              08-10-46              McLean VA 22101                  McLean VA 22102
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                              SOC. SEC. NO./
OFFICERS                      DATE OF BIRTH         RESIDENCE ADDRESS                BUSINESS ADDRESS
---------                     -------------         -----------------                ----------------
Lamar C. Smith                ###-##-####           5111 Turtle Creek Court          4100 So. Hulen, P.O. Box 2387
Chairman and CEO              06-21-47              Fort Worth TX 76116              Fort Worth TX 76113

James N. Lanier               ###-##-####           3500 Bellaire Park Court         4100 So. Hulen, P.O. Box 2387
President and COO             07-02-39              Fort Worth TX 76109              Fort Worth TX 76113

Howard M. Crump               ###-##-####           3458 Bellwood Court              4100 So. Hulen, P.O. Box 2387
Sr Vice Pres & Dir Mktg       09-02-46              Fort Worth TX 76109              Fort Worth TX 76113

Martin R. Durbin              ###-##-####           5910 CR 805D                     4100 So. Hulen, P.O. Box 2387
Treasurer & Chief Fin'l Off   12-23-60              Cleburne TX 76179                Fort Worth TX 76113

William M. Breit              ###-##-####           3833 Arundel Avenue              4100 So. Hulen, P.O. Box 2387
Vice Pres & Dir Pers & Adm    11-11-37              Fort Worth TX 76109              Fort Worth TX 76113

Paul W. Cozby                 ###-##-####           1212 Clara Street                4100 So. Hulen, P.O. Box 2387
Vice President & Dir PR       02-23-55              Fort Worth TX 76110              Fort Worth TX 76113

Hal N. Craig                  ###-##-####           4429 Dunwick Lane                4100 So. Hulen, P.O. Box 2387
Vice Pres & Dir Ins           03-16-37              Fort Worth TX 76109              Fort Worth TX 76113

Donaldson D. Frizzell         ###-##-####           6920 Tumbling Trail              4100 So. Hulen, P.O. Box 2387
Vice Pres & Dir Inv           07-07-32              Fort Worth TX 76116              Fort Worth TX 76113

Margaret L. Galda             ###-##-####           2741 Manorwood Trail             4100 So. Hulen, P.O. Box 2387
Vice Pres & Dir Clt Svcs      05-03-44              Fort Worth TX 76109              Fort Worth TX 76113

Philip G. Loignon             ###-##-####           6504 Riverbend Road              4100 So. Hulen, P.O. Box 2387
Vice Pres & Dir Fin Pgms      05-30-37              Fort Worth TX 76132              Fort Worth TX 76113

W. David White                ###-##-####           3717 Potomac                     4100 So. Hulen, P.O. Box 2387
Vice Pres & Dir Bank Svcs     05-11-55              Fort Worth TX 76107              Fort Worth TX 76113

Robert F. Watson              ###-##-####           4301 Kirkland Drive              4100 So. Hulen, P.O. Box 2387
Secretary                     01-09-36              Fort Worth TX 76109              Fort Worth TX 76113

Sandra T. Allen               ###-##-####           4601 Aspen Way                   4100 So. Hulen, P.O. Box 2387
Asst. Secretary               09-08-38              Fort Worth TX 76137              Fort Worth TX 76113
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